Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Blaine Filthaut
Blaine Filthaut
Bombardier Capital Mortgage Securitization Corporation:


                           SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                     CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 25, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                    (Depositor)
                    (Exact name of registrant as specified in its charter)


                                    on behalf of


                          BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                             Page 1 of 9
                   Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on July 16, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 16, 2001 on the Series 2000-A Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Blaine Filthaut
                                  Blaine Filthaut
                                  Title:  Treasurer

Dated: July 25, 2001

I. ORIGINAL DEAL PARAMETERS

(A) Initial Pool Principal Balance                                                     $ 416,788,877.53
(B) Initial Certificates Principal Balance                                             $ 401,190,000.00
    (i)  Initial Class A-1Certificate Principal Balance     $ 85,000,000.00
                          Certificate Amount Percentage                                     20.39%
                          Certificate Pass-through Rate                                      4.14%
    (ii) Initial Class A-2Certificate Principal Balance     $ 76,000,000.00
                          Certificate Amount Percentage                                     18.23%
                          Certificate Pass-through Rate                                      7.58%
    (iii)Initial Class A-3Certificate Principal Balance     $ 50,000,000.00
                          Certificate Amount Percentage                                     12.00%
                          Certificate Pass-through Rate                                      7.83%
    (iv) Initial Class A-4Certificate Principal Balance     $ 74,531,000.00
                          Certificate Amount Percentage                                     17.88%
                          Certificate Pass-through Rate                                      8.29%
    (v)  Initial Class A-5Certificate Principal Balance     $ 25,000,000.00
                          Certificate Amount Percentage                                      6.00%
                          Certificate Pass-through Rate                                      8.32%
    (vi) Initial Class M-1Certificate Principal Balance     $ 29,178,000.00
                          Certificate Amount Percentage                                      7.00%
                          Certificate Pass-through Rate                                      8.51%
    (vii)Initial Class M-2Certificate Principal Balance     $ 20,841,000.00
                          Certificate Amount Percentage                                      5.00%
                          Certificate Pass-through Rate                                      9.00%
    (viiIInitial Class B-1Certificate Principal Balance     $ 18,757,000.00
                          Certificate Amount Percentage                                      4.50%
                          Certificate Pass-through Rate                                      9.00%
    (IX) Initial Class B-2Certificate Principal Balance     $ 21,883,000.00
                          Certificate Amount Percentage                                      5.25%
                          Certificate Pass-through Rate                                      9.00%

(C) Initial Weighted Average Coupon (WAC)                                                   10.90%
(D) Initial Weighted Average Original Maturity (WAOM)                                       325.00 months
(E) Initial Weighted Average Remaining Maturity (WAM)                                       323.00 months
(F) Initial Number of Receivables                                                            9,828
(G) Servicing Fee Rate                                                                       1.00%
(H) Credit Enhancement
    (i)  Reserve Fund Initial Deposit Percentage                                             0.00%
    (ii) Reserve Fund Target %                                                               0.00%
    (iii)Target Overcollateralization Percentage Prior to Crossover Date                     5.25%
    (iv) Target Overcollateralization Percentage After Crossover Date                        9.19%
    (v)  Target Overcollateralization Floor                                                  1.25%
    (vi) Target Credit Enhancement % Prior to Crossover Date                                 5.25%
    (vii)Target Credit Enhancement % After Crossover Date                                    9.19%
    (viiiTarget Credit Enhancement Floor                                                     1.25%
    (ix) Target Credit Enhancement Amount                                              $21,881,416.07
(I) Crossover Date Tests
         Earliest Crossover Date                                                          Feb-2005
         Percent of Initial Suboridnation Percentage                                       186.00%
(J) Class B-2 Floor Percentage (of Initial Pool Balance)                                     0.75%

II. CURRENT PORTFOLIO INFORMATION

(A) Beginning Pool Principal Balance                                                   $ 390,324,876.10
(B) Beginning Pool Factor                                                               93.650502%
(C) Ending Pool Principal Balance                                                      $ 387,513,782.96
(D) Ending Pool Factor                                                                  92.976037%
(E) Ending Total Certificate Balance (after Current Distributions)                     $ 343,749,366.89
(F) Current Overcollateralization Amount (after Current Distributions)                 $43,764,416.07
(G) Weighted Average Coupon (WAC)                                                           10.91%
(H) Weighted Average Remaining Maturity (WAM)                                               308.62 months
(I) Ending Number of Receivables                                                             9,224


III. COLLECTION CALCULATIONS

(A) Interest

    (i) Scheduled Interest Collections durring Current Period                           2,698,935.65
    (ii)Paid Ahead Interest Collections applied to Current Period                          96,774.07
    (iii)Net Servicer Advance                                                           1,200,100.77
    (iv) Liquidation Proceeds Attributable to Interest                                     64,816.15
    (v) Repuchased Loan Proceeds Attributable to Interest(Breaches of Rep or Warranty)          0.00
    (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                   0.00
    (vii)Recoveries on Previously Liquidated Contracts                                          0.00
                                                                                       ------------
    (viiiTotal Interest Amount Available for Distribution                              4,060,626.64

(B) Principal

    (i)       Scheduled Principal Collections                                           452,726.50
    (ii)      Full and Partial Principal Prepayments                                     51,873.94
    (iii)     Paid Ahead Principal Collections Applied to Current Period                 14,539.57
    (iv)      Net Servicer Advance                                                       95,646.28
    (v)       Liquidation Proceeds Attributable to Principal                           1,302,032.78
    (vi)      Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)    0.00
    (vii)     Repurchase Proceeds Attributable to Principal  (Delinquent Loans)               0.00
    (viii)    Other Principal Amounts                                                         0.00
                                                                                       ------------
    (ix)      Total Principal Amount Available for Distribution                        1,916,819.07


IV. DISTRIBUTION CALCULATIONS

(A)      Total Interest Available for Distribution                                     4,060,626.64
(B)      Total Principal Available for Distribution                                    1,916,819.07
(C)      Reserve Fund Draw Amount Required                                                    0.00
(D)      Draw on Letter of Credit for Interest Distribution                                   0.00
         Less:
         Monthly Servicing Fee                                                          325,270.73
         Reimbursement to Servicer for Liquidation Expense                              358,494.83
         Late Payment Fees, Extension Fees and Other Permitted Fees                           0.00
         Other Permitted Withdrawals from Certificate Account                                 0.00
                                                                                       ------------
         Available Distribution Amount                                                 5,293,680.15

         Interest Accrual Period                                                                31 days

         Total Interest Amount Due                                                     2,348,627.32
         Total Interest Distribution Amount                                            2,348,627.32

         Amount Available for Principal Distribution Amount                            2,945,052.83

         Total Principal Amount Available for Distribution                             1,916,819.07
         Principal Loss on Liquidated Assets                                            894,274.07
         Principal Distribution Shortfall Carryover Amount                                    0.00
         Overcollaterallization Writedown Amount                                              0.00
         Overcollaterallization Reduction Amount                                              0.00
         Accelerated Principal Distribution Amount for Current Period                         0.00
                                                                                       ------------
         Total Principal Amount to be Distributed                                      2,811,093.14

         Draw on Letter of Credit for Principal Distribution                                  0.00
         Excess Interest                                                                133,959.69
         Reserve Account Deposit                                                              0.00
         Reserve Account Release                                                              0.00
         Class X Distribution Amount                                                    133,959.69
         Class R Distribution Amount                                                          0.00


V. SERVICER ADVANCE

(A) Interest
    (i)       Beginning Advance                                                        7,125,240.51
    (ii)      Monthly Servicer Advance (Reimbursement)                                 1,200,100.77
                                                                                       ------------
    (iii)     Ending Advance Balance                                                   8,325,341.28

(B) Principal
    (i)       Beginning Advance                                                         527,080.23
    (ii)      Monthly Servicer Advance (Reimbursement)                                   95,646.28
                                                                                       ------------
    (iii)     Ending Advance Balance                                                    622,726.51

(C) Total Servicer Advance
    (i)       Beginning Advance                                                        7,652,320.74
    (ii)      Monthly Servicer Advance (Reimbursement)                                 1,295,747.05
                                                                                       ------------
    (iii)     Ending Advance Balance                                                   8,948,067.79

VI. CREDIT ENHANCEMENT

(A) Overcollateralization

    (I)  Target Overcollaterallization Amount                                          21,881,416.07
    (ii) Beginning Balance                                                             21,881,416.07
    (iii)Write Down for Certificate Distributions                                             0.00
    (iv) Overcollaterallization Addition Amount                                               0.00
    (v)  Overcollaterallization Reduction Amount                                              0.00
    (vi) Ending Balance                                                                21,881,416.07

(B) Reserve Fund (if applicable)

    (i)  Required Reserve Fund Balance                                                        0.00
    (ii) Beginning Reserve Fund Balance                                                       0.00
    (iii)Draws for Certificate Distributions                                                  0.00
    (iv) Excess Interest Deposited                                                            0.00
    (v)  Reserve Fund Release                                                                 0.00
    (vi) Ending Reserve Fund Balance                                                          0.00

(C) Letter of Credit (if applicable)
    (i)  Beginning LC Balance                                                                    -
    (ii) Draw on LC for Interest Distribution                                                    -
    (iii)Draw on LC for Principal Distribution                                                   -
         Ending Balance                                                                          -


VII. CERTIFICATE DISTRIBUTIONS

(A) Senior Certificates - Interest

    (i)  Class A1
                          Pass-Through Rate                                                  4.14%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 186,283.59
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 186,283.59
                          Ending Carryover Balance                                             $ -
                          Interest Paid Per $1000                                           $ 2.19

    (ii) Class A2
                          Pass-Through Rate                                                  7.58%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 479,750.00
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 479,750.00
                          Ending Carryover Balance                                             $ -
                          Interest Paid Per $1000                                           $ 6.31

    (iii)Class A3
                          Pass-Through Rate                                                  7.83%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 326,250.00
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 326,250.00
                          Ending Carryover Balance                                             $ -
                          Interest Paid Per $1000                                           $ 6.53

    (iv) Class A4
                          Pass-Through Rate                                                  8.29%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 514,884.99
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 514,884.99
                          Ending Carryover Balance                                             $ -
                          Interest Paid Per $1000                                           $ 6.91

    (v)  Class A5
                          Pass-Through Rate                                                  8.32%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 173,333.33
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 173,333.33
                          Ending Carryover Balance                                             $ -
                          Interest Paid Per $1000                                           $ 6.93

(B) Subordinate Certificates - Interest

    (i)  Class M1
                          Pass-Through Rate                                                  8.51%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 207,017.91
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 207,017.91
                          Ending Carryover Balance                                             $ -
                          Beginning Carryover Writedown Interest                               $ -
                          Current Writedown Interest                                           $ -
                          Current Carryover Writedown Interest Accrual                         $ -
                          Writedown interest Paid                                              $ -
                          Ending Carryover Writedown Interest                                  $ -
                          Interest Paid Per $1000                                           $ 7.10


    (ii) Class M2
                          Pass-Through Rate                                                  9.00%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 156,307.50
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 156,307.50
                          Ending Carryover Balance                                             $ -
                          Beginning Carryover Writedown Interest                               $ -
                          Current Writedown Interest                                           $ -
                          Current Carryover Writedown Interest Accrual                         $ -
                          Writedown interest Paid                                              $ -
                          Ending Carryover Writedown Interest                                  $ -
                          Interest Paid Per $1000                                           $ 7.50

    (iii)Class B1
                          Pass-Through Rate                                                  9.00%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 140,677.50
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 140,677.50
                          Ending Carryover Balance                                             $ -
                          Beginning Carryover Writedown Interest                               $ -
                          Current Writedown Interest                                           $ -
                          Current Carryover Writedown Interest Accrual                         $ -
                          Writedown interest Paid                                              $ -
                          Ending Carryover Writedown Interest                                  $ -
                          Interest Paid Per $1000                                           $ 7.50

    (iv) Class B2
                          Pass-Through Rate                                                  9.00%
                          Beginning Carryover Interest                                         $ -
                          Current Interest Accrual                                     $ 164,122.50
                          Current Carryover Interest Accrual                                   $ -
                          Interest Paid                                                $ 164,122.50
                          Ending Carryover Balance                                             $ -
                          Beginning Carryover Writedown Interest                               $ -
                          Current Writedown Interest                                           $ -
                          Current Carryover Writedown Interest Accrual                         $ -
                          Writedown interest Paid                                              $ -
                          Ending Carryover Writedown Interest                                  $ -
                          Interest Paid Per $1000                                           $ 7.50


(C) Senior Certificates - Principal

    (i)  Class A1
                          Initial Certificate Balance                                  85,000,000.00
                          Initial Certificate Percentage                                    20.39%
                          Beginning Certificate Balance                                52,253,460.03
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        52,253,460.03
                          Current Principal Paid                                       2,811,093.14
                          Ending Principal Shortfall                                          0.00
                          Accelerated Principal Distribution                                  0.00
                          Ending Certificate Balance                                   49,442,366.89
                          Ending Pool Factor                                                12.76%
                          Principal Paid per $1000                                           53.80
                          Total Class Distribution                                     2,811,093.14

    (ii) Class A2
                          Initial Certificate Balance                                  76,000,000.00
                          Initial Certificate Percentage                                    18.23%
                          Beginning Certificate Balance                                76,000,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        76,000,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                          0.00
                          Accelerated Principal Distribution                                  0.00
                          Ending Certificate Balance                                   76,000,000.00
                          Ending Pool Factor                                                19.61%
                          Principal Paid per $1000                                            0.00
                          Total Class Distribution                                            0.00

    (iii)Class A3
                          Initial Certificate Balance                                  50,000,000.00
                          Initial Certificate Percentage                                    12.00%
                          Beginning Certificate Balance                                50,000,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        50,000,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                          0.00
                          Accelerated Principal Distribution                                  0.00
                          Ending Certificate Balance                                   50,000,000.00
                          Ending Pool Factor                                                12.90%
                          Principal Paid per $1000                                            0.00
                          Total Class Distribution                                            0.00

    (iv) Class A4
                          Initial Certificate Balance                                  74,531,000.00
                          Initial Certificate Percentage                                    17.88%
                          Beginning Certificate Balance                                74,531,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        74,531,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                          0.00
                          Accelerated Principal Distribution                                  0.00
                          Ending Certificate Balance                                   74,531,000.00
                          Ending Pool Factor                                                19.23%
                          Principal Paid per $1000                                            0.00
                          Total Class Distribution                                            0.00

    (v)  Class A5
                          Initial Certificate Balance                                  25,000,000.00
                          Initial Certificate Percentage                                     7.00%
                          Beginning Certificate Balance                                25,000,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        25,000,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                          0.00
                          Accelerated Principal Distribution                                  0.00
                          Ending Certificate Balance                                   25,000,000.00
                          Ending Pool Factor                                                 6.45%
                          Principal Paid per $1000                                            0.00
                          Total Class Distribution                                            0.00


(D) Subordinate Certificates - Principal

    (i)  Class M1
                          Initial Certificate Balance                                  29,178,000.00
                          Initial Certificate Percentage                                     5.00%
                          Beginning Certificate Balance                                29,178,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        29,178,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                      0.00
                          Ending Certificate Balance- Excluding Writedowns             29,178,000.00
                          Ending Pool Factor                                                 7.53%
                          Principal Paid per $1000                                            0.00
                          Beginning Outstanding Writedown                                     0.00
                          Current Writedown/Writeup                                           0.00
                          Ending Certificate Balance- Including Writedowns                    0.00
                          Total Class Distribution                                            0.00


    (iii)Class M2
                          Initial Certificate Balance                                  20,841,000.00
                          Initial Certificate Percentage                                     5.00%
                          Beginning Certificate Balance                                20,841,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        20,841,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                      0.00
                          Ending Certificate Balance- Excluding Writedowns             20,841,000.00
                          Ending Pool Factor                                                 5.38%
                          Principal Paid per $1000                                            0.00
                          Beginning Outstanding Writedown                                     0.00
                          Current Writedown/Writeup                                           0.00
                          Ending Certificate Balance- Including Writedowns                    0.00
                          Total Class Distribution                                            0.00

    (iv) Class B1
                          Initial Certificate Balance                                  18,757,000.00
                          Initial Certificate Percentage                                     4.50%
                          Beginning Certificate Balance                                18,757,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        18,757,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                      0.00
                          Ending Certificate Balance- Excluding Writedowns             18,757,000.00
                          Ending Pool Factor                                                 4.84%
                          Principal Paid per $1000                                            0.00
                          Beginning Outstanding Writedown                                     0.00
                          Current Writedown/Writeup                                           0.00
                          Ending Certificate Balance- Including Writedowns                    0.00
                          Total Class Distribution                                            0.00

    (iv) Class B2
                          Initial Certificate Balance                                  21,883,000.00
                          Initial Certificate Percentage                                     5.25%
                          Beginning Certificate Balance                                21,883,000.00
                          Shortfall Carryover                                                 0.00
                          Current Principal Due                                        21,883,000.00
                          Current Principal Paid                                              0.00
                          Ending Principal Shortfall                                      0.00
                          Ending Certificate Balance- Excluding Writedowns             21,883,000.00
                          Ending Pool Factor                                                 5.65%
                          Principal Paid per $1000                                            0.00
                          Beginning Outstanding Writedown                                     0.00
                          Current Writedown/Writeup                                           0.00
                          Ending Certificate Balance- Including Writedowns                    0.00
                          Total Class Distribution                                            0.00


(E) Total Certificate Balances

                                                             Beg of Period              End of Period
    (i)  Aggregate Balance of Certificates                  $ 390,324,876.10           $ 387,513,782.96
    (ii) Total Certificate Pool Factor                         93.6505020%             92.9760375%


VIII. DELINQUENCY INFORMATION

                                                                Percent of              Percent of
Delinquent Receivables at End of Due Period Principal Balance Pool Balance       Units Total Units
                                            ----------------- ------------       ----- -----------
    30-59 Days Delinquent                   $ 40,240,900.73         10.38%         963      10.44%
    60-89 Days Delinquent                   $ 18,749,938.75          4.84%         453       4.91%
    90 Days or More Delinquent              $ 48,639,308.76         12.55%       1,174      12.73%
    Homes Repossessed or Foreclosed Upon    $ 16,829,347.52          4.34%         396       4.29%

    Bankruptcy*   (included in above delinqu$n17,909,208.95          4.62%         409       4.43%

    Extensions granted during period                                                 0
    Rewrites granted during period                                                   0


    * The Bankruptcy units and balances are already included in the above delinquency numbers. This information is provided for reference only.


IX. REPURCHASED CONTRACTS

(A) Repurchased Contracts -  Breach of Rep or Warranty

    (i)  Beginning Cumulative Repurchased Contracts since cutoff                       $ 445,492.88
    (ii) Number of Contracts repurchased this period                                             -
    (iii)Repurchase Price of Contracts this period                                             $ -
    (iv) Ending Cumulative Repurchased Contracts since cutoff                          $ 445,492.88

(B) Repurchased Contracts -  Delinquent Loans
    (i)  Beginning Cumulative Repurchased Contracts since cutoff                               $ -
    (ii) Number of Contracts repurchased this period                                             -
    (iii)Repurchase Price of Contracts this period                                             $ -
    (iv) Ending Cumulative Repurchased Contracts since cutoff                                    -


X. REPOSESSION / LOSS INFORMATION

                                                                              Units   Principal Balance
         Beginning Repossession Inventory                                      362     $15,546,643.63
         Repossessions Incurred                                                88      $ 3,479,010.74
         Less Repurchase of Delinquent Loans                                    0              $ -
         Less Repossessions Sold                                               54      $ 2,196,306.85
                                                                           ========================
         Ending Repossession Inventory                                         396     $16,829,347.52

         Principal Balance of Repossessions Liquidated                                 $ 2,196,306.85
              Liquidation Proceeds Attributable to Principal                           $ 1,302,032.78
                                                                                       ------------
                   Principal Loss on Liquidation of Repo                               $ 894,274.07
         Reimbursement to Servicer for Liquidation Expense                             $ 358,494.83
         Recoveries for Previously Liquidated Contracts                                        $ -
                                                                                       ------------
         Net Liquidation Loss (Realized Loss)                                          $ 1,252,768.90

    Recoveries
         Liquidation Proceeds Attributable to Interest                                 $ 64,816.15
         Liquidation Proceeds Attributable to Principal                                $ 1,302,032.78
         Recoveries for Previously Liquidated Contracts                                        $ -
                                                                                       ------------
         Total Recoveries                                                              $ 1,366,848.93
         Recovery Percentage of Principal Balance of Repossessions Liquidated              62%


XI. TRIGGERS


    Has the Crossover Date Occurred?                      NO


         Where the Current Distribution Date of                             06/30/01
         is greater than the Earliest Crossover Date of                    February 28, 2005
                          And
         Subordinated Certificates Beginning Principal Balance of          90,659,000.00
         plus the Current Overcollateralization Amount of                  21,881,416.07
         divided by the Current Beginning Pool Principal Balance of        390,324,876.10
                                                                           ------------
         Equals                                                              28.83%
                                                                           ------------
                          And is greater than the:
         Subordinated Initital Certificates Percentage of                    14.75%
         multiplied by the
         Percentage (as Percent of Initial Class Subordination Percentage)    175%
                                                                           ------------
         Equals                                                              25.81%
                                                                           ------------



    Principal Distribution Tests:                           Actual Ratio    Test Ratio   Result
                                                              Over 60 Days Delinquent

         Current Mo                                                 21.73%
         1st Preceding Mo                                           20.07%
         2nd Preceding Mo                                           18.34%
         Average 60 Day Delinquency Ratio:                          20.05%    5.00%        FAIL

                                                            Over 30 Days Delinquent

         Current Mo                                                 32.12%
         1st Preceding Mo                                           29.20%
         2nd Preceding Mo                                           27.22%
         Average 30 Day Delinquency Ratio:                          29.51%    7.00%        FAIL



                                                                           Net Liquidation Losses
                                            Ending Pool Bal                   (Realized Losses)
                                            ---------------               -------------------------
         Current Mo                          387,513,782.96                    1,252,768.90
         1st Preceding Mo                    390,324,876.10                       828,410.38
         2nd Preceding Mo                    392,841,298.04                       797,162.57
                          Total            1,170,679,957.10                     2,878,341.85
                          Divided by                      3
                          Average            390,226,652.37


         Sum of last 3 months of Losses                       2,878,341.85
         Divided by 3 month average of Pool Balance         390,226,652.37
         Annualized  (multiply by 4)                                     4
         Current Realized Loss Ratio:                                2.95%       2.75%       FAIL



         Beginning Cumulative Realized Losses                 5,906,789.45
         Net Liquidation Losses (Realized Losses)             1,252,768.90
                                                            ---------------
         Ending Cumulative Realized Losses                    7,159,558.35
         Divided by Initial Pool Principal Balance          416,788,877.53
         Cumulative Realized Loss Ratio:                             1.72%       7.00%        PASS

    Should Principal Be Distributed to the Subordinated Certificates?  NO




The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _________________________________    DATE:______________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _________________________________    DATE:______________________
NAME:    Edward A. Bortz
TITLE:   Director of Securitization